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                                   EXHIBIT 10


                                  AMENDMENT NO. 1 dated as of March 28, 1995 to
                          the Competitive Advance and Revolving Credit Facility dated as of April 29, 1994 (the "Credit Agreement") among MAPCO Inc., a Delaware corporation (the "Borrower"), the Lenders named therein and CHEMICAL BANK, as Agent for the Lenders (in such capacity, the "Agent").

                             INTRODUCTORY STATEMENT

                          All capitalized terms not otherwise defined in this
Amendment are as defined in the Credit Agreement.

                          Pursuant to the Credit Agreement, the Lenders have
agreed to make Loans to the Borrower.

                          The Borrower has requested that the Credit Agreement
be amended as set forth herein.

                          Accordingly, the parties hereby agree as follows:

                          SECTION 1. Amendment to the Credit Agreement.

                          The Credit Agreement is hereby amended effective as
of April 29, 1994 (subject to the terms and conditions set forth in Section 2 hereof) as follows:

                          (A)     Section 6.07 of the Credit Agreement is
hereby amended as follows:

                                  SECTION 6.07.  Earnings Before Interest and
                          Taxes Coverage Ratio. Permit the ratio, determined as of the last day of each fiscal quarter of the Borrower for the Rolling Period ending on such date, of Consolidated EBIT during such period to Consolidated Interest Expense during such period to be less than 3.0:1; provided, however, that for purposes of calculating this ratio, the Borrower may exclude the net (after tax) effect, not to exceed $70 million, of the 1994 settlement by a Subsidiary of the Company of litigation with the State of Alaska in connection with royalty oil contracts.

                          SECTION 2. Conditions to Effectiveness.

                          This Amendment is subject to the satisfaction of the
following conditions precedent:

                          (A)     the Agent shall have received executed
counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower and the Required Lenders; and

                          (B)     all legal matters incident to this Agreement
shall be satisfactory to Morgan, Lewis & Bockius, counsel for the Agent.





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                          SECTION 3. Representations and Warranties.

                          (A)     the representations and warranties contained
in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

                          (B)     the Borrower is in compliance with all the
terms and provisions set forth in the Credit Agreement and no Event of Default or event which with notice or lapse of time or both would constitute an Event of Default has occurred.

                          SECTION 4. Full Force and Effect.

                          Except as expressly amended hereby, the Credit
Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreements", "this Agreement", this Credit Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                          SECTION 5. APPLICABLE LAW.

                          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                          SECTION 6. Counterparts.

                          This Amendment may be executed in two or more
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                          SECTION 7. Expenses.

                          The Borrower agrees to pay all reasonable
out-of-pocket expenses incurred by the Agent in connection with the execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius, counsel for the Agent.

                          SECTION 8. Headings.

                          The headings of this Amendment are for the purposes
of reference only and shall not affect the construction of this Amendment.

                          IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed by their duly authorized officers, all of the date and year first above written.





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[SEAL]                            MAPCO Inc.


/s/ James N. Cundiff              /s/ Frank S. Dickerson, III
- ------------------------------    ------------------------------
James N. Cundiff                  Frank S. Dickerson, III
Assistant Secretary               Senior Vice President, Chief
                                   Financial Officer and Treasurer



CHEMICAL BANK, for itself and
  as Agent


By s/s R. Potter
  -------------------------------
Title:



BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION


By /s/ John Robinson
  -------------------------------
Title: Managing Director



THE FIRST NATIONAL BANK
 OF CHICAGO


By /s/ Helen A. Carr
  -------------------------------
Title: Attorney in Fact



MORGAN GUARANTY TRUST COMPANY


By /s/ James S. Finch
  -------------------------------
Title: Vice President



THE BANK OF NOVA SCOTIA


/s/ A. S. Norsworthy
- -------------------------------
Title: Assistant Agent





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NATIONAL WESTMINSTER BANK Plc


By C. Johnson
  -------------------------------
Title: Vice President



ABN AMRO BANK N.V.


By /s/ David P. Orr
  -------------------------------
Title: Vice President


By /s/ Lila Jordan
  -------------------------------
Title: Vice President



BANK OF OKLAHOMA, N.A.


By /s/ Jeffrey R. Dunn
  -------------------------------
Title: Vice President



CREDIT LYONNAIS CAYMAN ISLAND
 BRANCH


By /s/ Xavier Ratouis
  -------------------------------
Title:


By
  -------------------------------
Title:



THE FUJI BANK, LIMITED


By /s/ Kenichi Tatara
  -------------------------------
Title: Vice President & Manager



THE SUMITOMO BANK, LIMITED


By /s/ Tatsuo Ueda
  -------------------------------
Title: General Manager




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